UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2023

Central Index Key Number of the issuing entity: 0001966002

Benchmark 2023-B38 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-260277-03	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 21, 2023, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2023-B38 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2023-B38 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as special servicer with respect to the Pacific Design Center Whole Loan, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class PDC-A1, Class PDC-A2 and Class PDC-HRR Certificates (collectively, the “Loan-Specific Certificates”), and (y) the VRR Interest.

The Certificates and the VRR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about April 21, 2023, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of twenty-five (25) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 42 commercial and/or multifamily properties, and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated April 5, 2023, between the Registrant and GACC; certain of the Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated April 5, 2023, between the Registrant and GSMC; certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated April 5, 2023, between the Registrant and JPMCB; and certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated April 5, 2023, between the Registrant and CREFI.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Pacific Design Center	N/A	Exhibit 99.11
1201 Third Avenue	Exhibit 99.5	Exhibit 99.12
CX – 250 Water Street	Exhibit 99.6	Exhibit 99.13
Green Acres	Exhibit 99.7	Exhibit 99.14
Great Lakes Crossing Outlets	N/A	Exhibit 99.15
Scottsdale Fashion Square	Exhibit 99.8	Exhibit 99.16
National Warehouse & Distribution Portfolio	Exhibit 99.5	Exhibit 99.17
100 Jefferson Road	(1)	Exhibit 99.18

One Campus Martius	Exhibit 99.9	Exhibit 99.19
Riverport Tower	N/A	Exhibit 99.20
Sentinel Square II	Exhibit 99.10	Exhibit 99.21
Centers of High Point	Exhibit 99.10	Exhibit 99.22
(1)	The subject Whole Loan will be initially serviced under the Pooling and Servicing Agreement, however, if the related controlling pari passu companion loan is included in a future securitization, the subject Whole Loan is expected to be serviced pursuant to the related Non-Serviced PSA for such securitization. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such servicing shift securitization date.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of April 5, 2023, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of April 5, 2023, between the Registrant, the Initial Purchasers and GACC, (iii) the sale of the Loan-Specific Certificates by the Registrant to Goldman Sachs & Co. LLC, as loan-specific initial purchaser (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to the Certificate Purchase Agreement, dated as of April 12, 2023, between the Registrant, the Loan-Specific Initial Purchaser and GACC and (iv) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch, as a “majority-owned affiliate” (as defined in the Risk Retention Rules) of GACC, Goldman Sachs Bank USA and JPMCB (collectively, in such capacities the “VRR Interest Purchasers”), pursuant to the applicable Mortgage Loan Purchase Agreement, each dated as of April 5, 2023, attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates, the Loan-Specific Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 6, 2023 and filed with the Securities and Exchange Commission on April 21, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $562,421,000, on April 21, 2023. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,774,859, were approximately $637,313,412. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser, $125,000 were paid to or for the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser and approximately $5,599,857 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate initial certificate balance of $61,625,153, (ii) the Loan-Specific Initial Purchaser on such date the Loan-Specific Certificates, having an aggregate initial certificate balance of $20,000,000 and (iii) the VRR Interest Purchasers on such date the VRR Interest, having an aggregate initial interest balance of $32,844,535, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-260277) was originally declared effective on February 28, 2022.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of April 5, 2023, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as special servicer with respect to the Pacific Design Center Whole Loan, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated April 21, 2023.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated April 21, 2023 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 6, 2023.
99.1	Mortgage Loan Purchase Agreement, dated April 5, 2023, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated April 5, 2023, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
99.3	Mortgage Loan Purchase Agreement, dated April 5, 2023, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated April 5, 2023, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.5	Pooling and Servicing Agreement, dated as of April 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, N.A., as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
99.6	Pooling and Servicing Agreement, dated as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.7	Pooling and Servicing Agreement, dated as of February 1, 2023, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.8	Trust and Servicing Agreement, dated as of March 17, 2023, between GS Mortgage Securities Corporation II, as depositor, Berkadia Commercial Mortgage LLC, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, N.A., as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.9	Pooling and Servicing Agreement, dated as of August 1, 2022, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.10	Pooling and Servicing Agreement, dated as of February 1, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator, as paying agent, as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.11	Agreement Between Noteholders, dated as of February 1, 2023, by and among Goldman Sachs Bank USA, as initial holder of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7 and Note B, and Bank of Montreal, as initial holder of Note A-8 and Note A-9, relating to the Pacific Design Center Whole Loan.
99.12	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial holder of Note A-1-1, Note A-1-2, Note A-1-3 and Note A-2, JPMorgan Chase Bank, National Association, as initial holder of Note A-3 and Note A-4 and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 1201 Third Avenue Whole Loan.
99.13	Agreement Between Note Holders, dated as of January 27, 2023, by and among Bank of America, National Association, as initial holder of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, Wells Fargo Bank, National Association, as initial holder of Note A-9, Note A-10, Note A-11, Note A-12, Note A-13, Note A-14, Note A-15 and Note A-16, Goldman Sachs Bank USA, as initial holder of Note A-17 and Note A-18, and 3650 Real Estate Investment Trust 2 LLC, as initial holder of Note A-19 and Note A-20, relating to the CX-250 Water Street Whole Loan.
99.14	Co-Lender Agreement, dated as of February 13, 2023, by and among Goldman Sachs Bank USA, as initial holder of Note A-1, Note A-2 and Note A-3, Bank of Montreal, as initial holder of Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, Morgan Stanley Bank, N.A., as initial holder of Note A-9, Note A-10, Note A-11 and Note A-12, and DBR Investments Co. Limited, as initial holder of Note A-13, Note A-14, Note A-15 and Note A-16, relating to the Green Acres Whole Loan.
99.15	Co-Lender Agreement, dated as of January 5, 2023, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4, DBR Investments Co. Limited, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3, and Bank of Montreal, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3, relating to the Great Lakes Crossing Outlets Whole Loan.
99.16	Co-Lender Agreement, dated as of March 3, 2023, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-S1, Note A-1-C1, Note A-1-C2, Note A-1-C3 and Note A-1-C4, and Deutsche Bank AG, New York Branch, as initial holder of Note A-2-S1, Note A-2-C1, Note A-2-C2 and Note A-2-C3, relating to the Scottsdale Fashion Square Whole Loan.

99.17	Co-Lender Agreement, dated as of March 13, 2023, by and among Citi Real Estate Funding Inc., as initial holder of Note A-1, Citi Real Estate Funding Inc., as initial holder of Note A-2, Citi Real Estate Funding Inc., as initial holder of Note A-3, Citi Real Estate Funding Inc., as initial holder of Note A-4-1 and Citi Real Estate Funding Inc., as initial holder of Note A-4-2, relating to the National Warehouse & Distribution Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of March 10, 2023, by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1, Argentic Real Estate Finance 2 LLC, as initial holder of Note A-2, Argentic Real Estate Finance 2 LLC, as initial holder of Note A-3 and Argentic Real Estate Finance 2 LLC, as initial holder of Note A-4, relating to the 100 Jefferson Road Whole Loan.
99.19	Co-Lender Agreement, dated as of June 28, 2022, by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1, JPMorgan Chase Bank, National Association, as initial holder of Note A-2, JPMorgan Chase Bank, National Association, as initial holder of Note A-3, JPMorgan Chase Bank, National Association, as initial holder of Note A-4, JPMorgan Chase Bank, National Association, as initial holder of Note A-5, Morgan Stanley Bank, N.A., as initial holder of Note A-6, Morgan Stanley Bank, N.A., as initial holder of Note A-7 and Morgan Stanley Bank, N.A., as initial holder of Note A-8, relating to the One Campus Martius Whole Loan.
99.20	Agreement Between Noteholders, dated as of November 3, 2022, by and among Goldman Sachs Bank USA, as initial holder of Note A-1 and Goldman Sachs Bank USA, as initial holder of Note A-2, relating to the Riverport Tower Whole Loan.
99.21	Amended and Restated Co-Lender Agreement, dated as of April 5, 2023, between German American Capital Corporation, as holder of Note A-1-1, German American Capital Corporation, as holder of Note A-1-2, Computershare Trust Company, N.A., as Trustee for the benefit of the Registered Holders of FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-V1, as holder of Note A-2, Computershare Trust Company, N.A., as Trustee for the benefit of the Registered Holders of FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-V1, as holder of Note A-3 and Computershare Trust Company, N.A., as Trustee for the benefit of the Registered Holders of FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-V1, as holder of Note A-4, relating to the Sentinel Square II Whole Loan.
99.22	Co-Lender Agreement, dated as of February 28, 2023, between DBR Investments Co. Limited, as holder of Note A-1 and DBR Investments Co. Limited, as holder of Note A-2, relating to the Centers of High Point Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director

Dated: April 21, 2023